UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2016

CHICOPEE BANCORP, INC.

(Exact name of registrant as specified in its charter)

Massachusetts	0-51996	20-4840562
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

70 Center Street, Chicopee, Massachusetts		1013
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (413) 594-6692

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

On January 22, 2016, Chicopee Bancorp, Inc. (the “Company”), the holding company for Chicopee Savings Bank, issued a press release announcing the Company’s financial results for the three and twelve months ended December 31, 2015. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 8.01         Other Events.

On January 22, 2016, the Company announced a cash dividend of $0.09 per share of its common stock to stockholders of record as of the close of business on February 6, 2016, payable on or about February 20, 2016. The dividend is discussed in the Company's press release attached hereto as Exhibit 99.1.

Item 9.01.       Financial Statements and Exhibits.

(d)	Exhibits

	Number	Description

	Exhibit 99.1	Earnings and Dividend Press Release dated January 22, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHICOPEE BANCORP, INC.
(Registrant)

Date: January 22, 2016	By:	/s/ Guida R. Sajdak
Guida R. Sajdak
Senior Vice President,
Chief Financial Officer and Treasurer